Exhibit 10.1

CANADA	CANADA
PROVINCE OF NEW BRUNSWICK	PROVINCE DU NOUVEAU-BRUNSWICK
BUSINESS CORPORATIONS ACT	LOI SUR LES CORPORATIONS
COMMERCIALES

CERTIFICATE OF AMENDMENT	CERTIFICAT DE MODIFICATION

NOVANTA INC.

Name of Corporation / Raison sociale de la corporation

508971

Corporation Number / Numéro de la corporation

I HEREBY CERTIFY that the Articles of the above-mentioned corporation were amended under the relevant section(s) of the Act, as applicable:

JE CERTIFIE que les statuts de la corporation mentionnée ci-dessus ont été modifiés en vertu des articles pertinents de la Loi, selon le cas :

(a)	Section 11 of the Business Corporations Act in accordance with the attached notice; Article 11 de la Loi sur les corporations commerciales conformément à l’avis ci-joint;

(b)	Section 26 of the Business Corporations Act as set out in the attached Articles of Amendment designating a series of shares; Article 26 de la Loi sur les corporations commerciales de la façon indiquée dans les statuts de modification ci-joints décrivant les actions d’une série;

(c)	Section 117 of the Business Corporations Act as set out in the attached Articles of Amendment;
Article 117 de la Loi sur les corporations commerciales de la façon indiquée dans les statuts de modification ci-joints;

(d)	Section 132 of the Business Corporations Act as set out in the attached Articles of Reorganization.
Article 132 de la Loi sur les corporations commerciales de la façon indiquée dans les statuts de réorganisation ci-joints.

May 11, 2016 - le 11 mai 2016
Deputy Director - Directeur adjoint	Date of Amendment - Date de modification

NEW BRUNSWICK	NOUVEAU-BRUNSWICK
BUSINESS CORPORATIONS ACT	LOI SUR LES CORPORATIONS COMMERCIALES
FORM 3	FORMULE 3
ARTICLES OF AMENDMENT	STATUTS DE MODIFICATION
(SECTION 26, 116)	(ARTICLE 26, 116)

1 -	Name of Corporation - Raison sociale de la corporation	2 - Corporation No. - Numéro de la corporation
	GSI Group Inc.	508971

3 -	The articles of the above - mentioned corporation are amended as follows:	Les statuts de la corporation mentionnée ici sont modifiés comme suit :

The new name of the coporation is: - La nouvelle raison sociale de la corporation est :

NOVANTA INC.

Date	Signature	Description of Office - Description du bureau

2016-05-11	Robert Buckley	Chief Financial Officer
FOR DEPARTMENT USE ONLY RÉSERVÉ À L’USAGE DU MINISTRÈRE Corporation No. - No. de Corporation 508971 TN# 2356639 SN0250/45-5031 (6/01) SN0307		Filed - Déposé
2016-05-11